Exhibit 21.01

   List of Subsidiaries of Adelphia Communications Corporation1

         ADELPHIA COMMUNICATIONS CORPORATION (Delaware):

         ACC INVESTMENT HOLDINGS, INC. (Delaware)

         ACC OPERATIONS, INC. (Delaware)

         CHELSEA COMMUNICATIONS, L.L.C. (Delaware)

         TRI-STATES, L.L.C. (Delaware)

         Tele-Media Company Of Tri-States, L.P. (Delaware)

         CMA Cablevision Associates VII, L.P. (Pennsylvania)

         CMA Cablevision Associates XI, L.P. (Pennsylvania)

         ACC HOLDINGS II, L.L.C. (Delaware)

         UCA, L.L.C. (Delaware)

         Van Buren County Cablevision, L.P. (Michigan)

         WELLSVILLE CABLEVISION, L.L.C. (Delaware)

         ADELPHIA WESTERN NEW YORK HOLDINGS, L.L.C. (Delaware)

         Western NY Cablevision, L.P. (Delaware)

         Parnassos Communications, L.P. (Delaware)

         Parnassos Holdings, L.L.C. (Delaware)

         Parnassos, L.P. (Delaware)

         Empire Sports Network, L.P. (Delaware)

         ACP HOLDINGS, INC. (Delaware)

         OLYMPUS COMMUNICATIONS, L.P. (Delaware)

         Adelphia Cable Partners, L.P. (Delaware)

         Key Biscayne Cablevision (50% general partnership interest)
         (a Pennsylvania general     partnership)

         Southeast Florida Cable, Inc. (Florida)

         Mercom of Florida, Inc. (Florida)

         Palm Beach Group Cable Inc. (Florida)

         Palm Beach Group Cable Joint Venture (50% general partnership interest) (a Florida general partnership)

         Timotheos Communications, L.P. (Delaware)

         Adelphia Telecom Of Florida, Inc. (Delaware)

         Ft. Myers Acquisition Limited Partnership (Delaware)

         Ft. Myers/Gateway L.L.C. (Delaware)

         Leadership Acquisition Limited Partnership (Delaware)

         National Cable Acquisition Associates, L.P. (Delaware)

         Telemedia Investment Partnership, L.P. (Delaware)

         Olympus Capital Corporation (Delaware)

         Olympus Communications Holding, L.L.C. (Delaware)

         Telesat Acquisition Limited Partnership (Delaware)

         West Boca Acquisition L.P. (Delaware)

         Starpoint, Limited Partnership (Pennsylvania)

         Cable Sentry Corporation (Florida)

         Automatic Alarms Company, Inc. (Florida)

         ADELPHIA CABLEVISION, INC. (Pennsylvania)
         Crestwood Holdings, Inc. (Delaware)
         Manchester Cablevision, Inc. (New Jersey)
         ADELPHIA COMMUNICATIONS INTERNATIONAL, INC. (Delaware)

         ADELPHIA GENERAL HOLDINGS II, INC.

         ADELPHIA INTERNATIONAL II, L.L.C. (Delaware)

         ADELPHIA INTERNATIONAL III, L.L.C. (Delaware)

         ADELPHIA MOBILE PHONES, INC. (Delaware)

         ADELPHIA TELECOMMUNICATIONS, INC. (Delaware)

         BLACKSBURG/SALEM CABLEVISION, INC. (Virginia)

         BRAZAS COMMUNICATIONS, INC. (Delaware)

         TMC Holdings Corporation (Delaware)

         Eastern Virginia Cablevision, L.P. (Delaware)

         Tele-Media Co. Of Hopewell-Prince George (Virginia)

         Tele-Media Company Of Western CT (Connecticut)

         Eastern Virginia Cablevision Holdings, L.L.C. (Delaware)

         CHAUNCEY COMMUNICATIONS CORPORATION (Delaware)

         Clear Cablevision, Inc. (Delaware)

         CHELSEA COMMUNICATIONS, INC. (Delaware)

         Better TV, Inc. of Bennington (Vermont)

         Kalamazoo County Cablevision, Inc. (Michigan)

         Mt. Lebanon Cablevision, Inc. (Pennsylvania)

         Multi-Channel T.V. Cable Company (Ohio)

         Pericles Communications Corporation (Delaware)

         Mountain Cable Communications Corporation (Delaware)

         Lake Champlain Cable Television Corporation (Vermont)

         Richmond Cable Television Corporation (Vermont)

         Mountain Cable Company (Vermont)

         Rigpal Communications, Inc. (Pennsylvania)

         Upper St. Clair Cablevision, Inc. (Pennsylvania)

         Adelphia Cablevision Associates, L.P. (Pennsylvania)

         Three Rivers Cable Associates, L.P. (Ohio)

         Young's Cable TV Corporation (Vermont)

         GLOBAL CABLEVISION II, INC. (Delaware)

         Global Acquisitions Partners, L.P. (Delaware)

         GRAND ISLAND Cable, INC. (Delaware)

         HARRON COMMUNICATIONS CORPORATION (New York)

         Harron Cablevision Of Massachusetts, Inc. (Delaware)

         Harron Cablevision Of Michigan, Inc. (Delaware)

         Harron Cablevision Of New Hampshire, Inc. (Delaware)

         Harron Cablevision Of New York, Inc. (Delaware)

         Harron Cablevision Of Pennsylvania, Inc. (Pennsylvania)

         Harron Telecom Corporation (New York)

         LOUISA CABLEVISION, INC. (Delaware)

         MARTHA'S VINEYARD CABLEVISION, L.P. (Delaware)

         MERCURY COMMUNICATIONS, INC. (Delaware)

         MONTGOMERY CABLEVISION, INC. (Pennsylvania)

         ORCHARD PARK CABLEVISION, INC. (Delaware)

         PAGE TIME, INC. (Delaware)

         ROBINSON/PLUM CABLEVISION, L.P. (Pennsylvania)

         SABRES, INC. (Delaware)

         SCRANTON CABLEVISION, INC. (Pennsylvania)

         DVD Marketing Company, Inc. (Delaware)

         SHHH ACQUISITION CORP.

         SVHH Holdings, Inc. (Delaware)

         SVHH Cable Acquisition, L.P. (Delaware)
         SOUTHWEST VIRGINIA CABLE, INC. (Delaware)

         ST. MARY'S CABLEVISION, INC. (50% owned) (Pennsylvania)

         ADELPHIA GP HOLDINGS, L.L.C.

         FrontierVision Holdings, L.P. (Delaware)

         FrontierVision Holdings Capital Corporation (Delaware)

         FrontierVision Holdings Capital II Corporation (Delaware)

         FrontierVision Operating Partners, L.P. (Delaware)

         FrontierVision Operating Partners, Inc. (Delaware)

         FrontierVision Capital Corporation (Delaware)

         FrontierVision Access Partners, L.L.C. (Delaware)

         FrontierVision Cable New England, Inc. (Delaware)

         New England Cablevision of Massachusetts, Inc. (Maine)

         ADELPHIA BUSINESS SOLUTIONS, INC. (Delaware)

         Adelphia Business Solutions Operations, Inc. (Delaware)

         Hyperion Telecommunications, L.L.C.  (Delaware)

         Hyperion Communications General Holdings, Inc. (Delaware)

         Hyperion Communications Capital, Inc. (Delaware)

         Hyperion Communications Long Haul, L.P. (Delaware)

         Adelphia Business Solutions International, L.L.C. (Delaware)

         Adelphia Business Solutions of Alabama, L.L.C. (Delaware)

         Adelphia Business Solutions of Arkansas, L.L.C. (Delaware)

         Adelphia Business Solutions of Connecticut, Inc. (Delaware)

         Adelphia Business Solutions of Delaware, L.L.C. (Delaware)

         Adelphia Business Solutions of District of Columbia, L.L.C. (Delaware)

         Adelphia Business Solutions of Florida, Inc. (Florida)

         Adelphia Business Solutions of Florida, L.L.C. (Delaware)

         Adelphia Business Solutions of Jacksonville, Inc. (Florida)

         Adelphia Business Solutions of Georgia, L.L.C. (Delaware)

         Adelphia Business Solutions of Illinois, Inc. (Delaware)

         Adelphia Business Solutions of Indiana, L.P. (Delaware)

         Adelphia Business Solutions of Kansas, L.L.C. (Delaware)

         Adelphia Business Solutions of Kentucky, Inc. (Delaware)

         Adelphia Business Solutions of Louisiana, Inc. (Delaware)

         Adelphia Business Solutions of Maine, Inc. (Delaware)

         Adelphia Business Solutions of Maryland, L.L.C. (Delaware)

         Adelphia Business Solutions of Massachusetts, Inc. (Delaware)

         Adelphia Business Solutions of Michigan, Inc. (Delaware)

         Adelphia Business Solutions of Mississippi, L.P. (Delaware)

         Adelphia Business Solutions of Nashville, L.P. (California)

         Adelphia Business Solutions of New Hampshire, Inc. (Delaware)

         Adelphia Business Solutions of New Jersey, L.L.C. (Delaware)

         Hyperion Communications of New York, Inc. (Delaware)

         Hyperion Communications of Eastern New York, Inc. (Delaware)

         Adelphia Business Solutions of North Carolina, L.P. (Delaware)

         Adelphia Business Solutions of Ohio, Inc. (Delaware)

         Adelphia Business Solutions of Pennsylvania, Inc. (Delaware)

         Hyperion Communications of Pennsylvania, L.L.C. (Delaware)

         Adelphia Business Solutions of Harrisburg, Inc. (Delaware)

         Adelphia Business Solutions of Rhode Island, Inc. (Delaware)

         Adelphia Business Solutions of South Carolina, Inc. (Delaware)

         Adelphia Business Solutions of Tennessee, Inc. (Delaware)

         Hyperion Communications of Tennessee, L.P. (Delaware)

         Adelphia Business Solutions of Texas, L.P. (Delaware)

         Adelphia Business Solutions of Vermont, Inc. (Delaware)

         Adelphia Business Solutions of Virginia, L.L.C. (Virginia)

         Adelphia Business Solutions of West Virginia, L.L.C. (Delaware)

         !nterprise-MediaOne Fiber Technologies d/b/a MediaOne Data
         Communications      (Delaware) (50%)

         Allegheny Hyperion Telecommunications, L.L.C. (Pennsylvania) (50%)

         Hyperion Susquehanna Telecommunications (Pennsylvania General Partnership) (50%)

         PECO Hyperion Telecommunications (Pennsylvania General
         Partnership) (50%)

         !nterprise-Hyperion of Vermont Data Communications (Virginia General
         Partnership)       (50%)

         !nterprise-Hyperion of Virginia Data Communications (Virginia General
         Partnership)      (50%)

         !nterprise-MediaOne of Virginia Data Communications (Virginia General
         Partnership)     (50%)

         ARAHOVA COMMUNICATIONS, INC. (Delaware)

         Century Communications Corporation (Texas)

         Badger Holding Corp. (Delaware)

         CCC III, Inc. (Delaware)

         CDA Cable, Inc. (Idaho)

         Century Advertising, Inc. (Delaware)

         Century Alabama Corp. (Delaware)

         Century Alabama Holding Corp. (Delaware)

         Century Australia Communications Corp. (Nevada)

         Century Australia Telecommunications Corp. (Delaware)

         Century Berkshire Cable Corp. (Delaware)

         Century Cable of Southern California (CA)

         Century Cable Holding Corp. (New York)

         Century Cable Management Corp. (Connecticut)

         Century Carolina Corp. (Delaware)

         Century Cellular Holding Corp. (New York)

         Century Colorado Springs Corp. (Delaware)

         Century Cullman Corp. (Delaware)

         Century Enterprise Cable Corp. (Delaware)

         Century Federal, Inc. (CA)

         Century Granite Cable Television Corp. (Delaware)

         Century Huntington Company (Delaware)

         Century Indiana Corp. (Wyoming)

         Century International Holding Corp. (Nevada)

         Century Investment Holding Corp. (Delaware)

         Century International Investment Corp. (Nevada)

         Century Investors, Inc. (Delaware)

         Century Island Associates, Inc. (Delaware)

         Century Island Cable Television Corp. (Delaware)

         Century Kansas Cable Television Corp. (Delaware)

         Century Kootenai Cable Television Corp. (Delaware)

         Century Lykens Cable Corp. (Delaware)

         Century Mendocino Cable Television Inc. (Delaware)

         Century Microwave Corp. (Delaware)

         Century Mississippi Corp. (Delaware)

         Century-ML Cable Corporation (Delaware)

         Century Mountain Corp. (Delaware)

         Century New Mexico Cable Television Corp. (Delaware)

         Century Norwich Corp. (Connecticut.)

         Century Ohio Cable Television Corp. (Delaware)

         Century Oregon Cable Corp. (Delaware)

         Century Pacific Cable TV Inc. (Delaware)

         Century Programming, Inc. (Delaware)

         Century Programming Ventures Holding Corp. (Nevada)

         Century Pullman Cable Television Corp. (Washington)

         Century Radio Corp. (Delaware)

         Century Realty Corp. (Delaware)

         Century Shasta Cable Television Corp. (Delaware)

         Century Shenango Cable Television, Inc. (Delaware)

         Century Southwest Cable Television, Inc. (Delaware)

         Century Southwest Colorado Cable Television Corp. (Delaware)

         Century Telecommunications, Inc. (CA)

         Century Trinidad Cable Television Corp. (Delaware)

         Century Venture Corp. (Delaware)

         Century Virginia Corp. (Delaware)

         Century Voice and Data Communications, Inc. (Nevada)

         Century Warrick Cable Corp. (Delaware)

         Century Washington Cable Television Inc. (Delaware)

         Century Western Cable Corp. (Nevada)

         Century Wyoming Cable Television Corp. (Delaware)

         COG Creations Holding Corp. (Nevada)

         COG Creations Corp. (Nevada)

         Cowlitz Cablevision Inc. (Washington)

         CT Investment Corp. (Delaware)

         E. & E. Cable Service, Inc. (W. Virginia)

         Enchanted Cable Corporation (New Mexico)

         FAE Cable Management Corp. (Delaware)

         Grafton Cable Company (W. Virginia)

         Huntington CATV, Inc. (Indiana)

         Imperial Valley Cablevision, Inc. (Texas)

         Kootenai Cable, Inc. (Delaware)

         Mickelson Media of Florida, Inc. (Florida)

         Mickelson Media, Inc. (Minnesota)

         Owensboro on the Air, Inc. (Kentucky)

         Paragon Cable Television, Inc. (Wisconsin)

         Paragon Cablevision Construction Corp. (Wisconsin)

         Paragon Cablevision Management Corp. (Wisconsin)

         Pullman TV Cable Co., Inc. (Washington)

         Rentavision of Brunswick Inc. (Georgia)

         S/T Cable Corp. (Delaware)

         Sentinel Communications of Muncie, Indiana, Inc. (Indiana)

         Southwest Colorado Cable, Inc. (Delaware)

         Star Cablevision, Inc. (Georgia)

         Star Cable Inc. (W. Virginia)

         Valley Video Inc. (New York)

         Warrick Cablevision Inc. (Indiana)

         Westover T.V. Cable Co., Incorporated (W. Virginia)

         Wilderness Cable Company (W. Virginia)

         Yuma Cablevision, Inc. (Texas)

         Century Colorado Springs Partnership (Delaware)

         Century-ML Cable Venture  (New York)

         Century Partnership Holdings, Inc. (Delaware)

         CCC California Holding Corp. (Delaware)

         Century Exchange L.L.C. (Delaware)

         Century-TCI California L.P. (Delaware)

         Century-TCI California Communications, L.P. (Delaware)

         Century-TCI Holdings, L.L.C. (Delaware)

         U.S. TELE-MEDIA INVESTMENT COMPANY (Pennsylvania)



         -------------------------

1 Adelphia Communications Corporation and its subsidiaries operate under the name "Adelphia", or, regarding Adelphia Business Solutions, Inc. and its subsidiaries, "Adelphia Business Solutions." Ownership of subsidiaries is indicated by indentations. Ownership of each subsidiary is 100% unless otherwise indicated parenthetically or by footnote.